As filed with the Securities and Exchange Commission on January 9, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21200

                  NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
                  ---------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                  Neuberger Berman Real Estate Income Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                    1800 Massachusetts Avenue, N.W. 2nd Floor
                            Washington, DC 20036-1800
                   (Names and addresses of agents for service)

Date of fiscal year end: October 31, 2005

Date of reporting period: October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
OCTOBER 31, 2005

NEUBERGER BERMAN

REAL ESTATE INCOME FUND INC.

                                               NEUBERGER BERMAN OCTOBER 31, 2005

CONTENTS

THE FUND

CHAIRMAN'S LETTER                                                      1

PORTFOLIO COMMENTARY                                                   2

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS                        6

FINANCIAL STATEMENTS                                                   9

FINANCIAL HIGHLIGHTS/PER SHARE DATA                                   23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM               25

DIVIDEND REINVESTMENT PLAN                                            26

DIRECTORY                                                             28

DIRECTORS AND OFFICERS                                                29

PROXY VOTING POLICIES AND PROCEDURES                                  37

QUARTERLY PORTFOLIO SCHEDULE                                          37

CHANGE TO INVESTMENT POLICY                                           37

CERTIFICATION                                                         37

NOTICE TO SHAREHOLDERS                                                38

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS     39

CHAIRMAN'S LETTER

Dear Shareholder,

I am pleased to present to you this annual report for the Neuberger Berman Real Estate Income Fund Inc. for the fiscal year ending October 31, 2005. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The Fund seeks to provide high current income with capital appreciation as a secondary objective. To pursue both, we have assembled a portfolio with a broad mix of equity securities of real estate investment trusts (REITs) and other real estate companies.

Portfolio Manager Steven Brown's investment approach combines analysis of security fundamentals and real estate with property sector diversification. His disciplined valuation methodology seeks real estate company securities that are attractively priced relative to both their historical growth rates and the valuation of other property sectors. We believe our conservative investment philosophy and disciplined investment process will benefit you with superior returns over the long term.

The Fund continues to defend against the hostile tender offer commenced last fall by two trusts controlled by Stewart Horejsi. As further described in Note F to the Financial Statements, the Fund recently filed a motion for summary judgment with the court seeking to have several of the most important of the remaining claims in its litigation with the Horejsi trusts adjudicated promptly. The Fund's board of directors continues to monitor the effect of the Fund's defensive measures on shareholders. The board of directors and Neuberger Berman continue to take steps to reduce or offset the cost of such measures.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,

/s/ Peter Sundman
PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN REAL ESTATE
INCOME FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc.(C) 2005 Neuberger Berman Management Inc. All rights reserved.

REAL ESTATE INCOME FUND INC. PORTFOLIO COMMENTARY

For the fiscal year ending October 31, 2005, on a Net Asset Value (NAV) basis, the Neuberger Berman Real Estate Income Fund Inc. (NYSE: NRL) provided a 18.68% return, versus a gain of 17.94% for the NAREIT Equity REIT Index. During the period, real estate investment trusts (REITs) benefited from continued investor interest in this segment of the market and ongoing improvement in REIT fundamentals. We expect REITs to continue to benefit from improving fundamentals over the next couple of years.

REITs performed well across the board--office properties, regional malls, apartments and industrial properties all provided strong returns. The office sector benefited from improved economic growth and modest rent growth. Shares in industrial properties rose as the demand for warehouse space increased, pension funds became more interested in the sector and industrial property joint ventures multiplied. Apartment properties fared well, reflecting the recent improvement in fundamentals and rising occupancy rates. The apartment sector also benefited from the perception that the market for housing sales has peaked. Regional malls did well, in part due to healthy consumer spending and excellent retail economics this year.

In this environment, the Fund benefited from the strength of--and an overweight position in--the office sector. Health care REITs also performed well and the Fund's holdings outperformed benchmark sector components. In the apartment sector, the portfolio's market weight position in this strongly performing segment helped overall returns. However, the hotel sector lagged, as did our holdings in the group, as investors took gains made in 2004 and moved on to other property areas. Community shopping centers also lagged behind other REIT sectors, which we attribute to limited acquisition opportunities.

We believe that our emphasis on diversification across property sectors and geographic regions continues to enhance the Fund's ability to deliver consistent returns. The Fund's position in the office sector provides a good example. Performance in this area improved during the first four months of calendar 2005, reflecting the attractive valuation levels and dividend yields that were prevalent in the sector at the start of the year. Since then, continued evidence of an improving leasing environment has positively affected valuations. We expect this trend to continue throughout 2006.

From a broader perspective, we remain optimistic about REIT fundamentals. As a result of rising construction costs (a 10%-15% rise over the last 12 months, concentrated in labor and raw materials), we believe that supply growth will remain modest over the coming year. Furthermore, we remain positive on demand growth, particularly in light of expectations for 3% GDP growth in 2006. We also expect the Federal Reserve to complete its series of rate increases in the first half of 2006. If this supply/demand environment continues, we anticipate a rise in occupancy rates and rent levels for 2006, a scenario that bodes well for the commercial real estate market.

Looking out into 2006, we expect higher interest rates to slow the housing boom of the last several years. We also believe that investors will be able to differentiate between declining homebuilding fundamentals and improving commercial real estate fundamentals, which as we mentioned, we expect to benefit from limited supply growth as well as our expectations for modest consumer activity in 2006.

The REIT industry's solid earnings growth through the first three quarters of 2005 suggests to us a favorable earnings outlook for 2006. Commercial real estate fundamentals remain attractive, which is consistent with market expectations. We expect REIT dividend growth also to be attractive, at around 3% to 4% in the coming 12 months.

In our view, continued healthy capital markets would be expected to lead to an increase in merger and acquisition activity in 2006. Many REITs continue to trade at modest discounts to their real estate asset value levels. Strategic buyers, such as real estate opportunity funds, are becoming more aggressive in their bidding for REITs, and are also comfortable with assigning value to the "operating platform" of REITs. This operating platform offers the buyer growth through an ongoing development and leasing pipeline. We expect the Fund to be a beneficiary of this trend.

Sincerely,

                               /s/ Steven R. Brown
                                 STEVEN R. BROWN
                                PORTFOLIO MANAGER

                                                         REAL ESTATE INCOME FUND
                                                          NYSE TICKER SYMBOL NRL

1 YEAR TOTAL RETURN

NAV (1),(3)                                                                18.68%
MARKET PRICE (2),(3)                                                       16.17%
AVERAGE ANNUAL TOTAL RETURN (Life of Fund as of October 31, 2005)

NAV (1),(3)                                                                30.23%
MARKET PRICE (2),(3)                                                       22.00%
INCEPTION DATE                                                        11/25/2002

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS)

Apartments                                                             18.3%
Commercial Services                                                     2.4
Community Centers                                                      10.1
Diversified                                                            22.1
Health Care                                                            18.4
Industrial                                                              2.7
Lodging                                                                 5.1
Office                                                                 34.8
Office-Industrial                                                       7.9
Regional Malls                                                         17.3
Self Storage                                                            1.0
Short-Term Investments                                                  1.1
Liabilities, less cash, receivables
  and other assets                                                    (41.2)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

1.   Returns based on Net Asset Value ("NAV") of the Fund.

2.   Returns based on market price of Fund shares on the New York Stock
     Exchange.

3. Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Beginning September 22, 2004, Neuberger Berman Management Inc. voluntarily agreed to waive all management and administration fees from the Fund indefinitely. This voluntary waiver may be terminated without prior notice. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of the Fund would be lower.

GLOSSARY OF INDICES

NAREIT EQUITY REIT INDEX: Tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that investors cannot invest directly in any index. Data about the performance of the index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its index.

SCHEDULE OF INVESTMENTS REAL ESTATE INCOME FUND INC.

TOP TEN EQUITY HOLDINGS

     HOLDING                                                            %
 1   Ventas, Inc.                                                     9.4
 2   Mills Corp.                                                      6.9
 3   Vornado Realty Trust                                             6.2
 4   Glimcher Realty Trust                                            5.5
 5   Kilroy Realty                                                    5.1
 6   Colonial Properties Trust                                        5.0
 7   Tanger Factory Outlet Centers                                    5.0
 8   iStar Financial                                                  4.8
 9   Crescent Real Estate Equities                                    4.6
10   Arden Realty                                                     4.4

                                                                  MARKET VALUE +
NUMBER OF SHARES                                                  (000'S OMITTED)
COMMON STOCKS (117.1%)

APARTMENTS (16.4%)
 57,500   Apartment Investment & Management                       $         2,208
 73,000   Archstone-Smith Trust                                             2,962
 18,900   Avalonbay Communities                                             1,630
 61,700   Camden Property Trust                                             3,477
 46,000   Education Realty Trust                                              713
 38,800   Home Properties                                                   1,507
 37,200   Mid-America Apartment Communities                                 1,735
 33,500   Town & Country Trust                                                992
 72,800   United Dominion Realty Trust                                      1,611
                                                                  ---------------
                                                                           16,835

COMMERCIAL SERVICES (1.9%)
  8,000   Capital Trust                                                       245
 36,000   Deerfield Triarc Capital                                            467
 51,100   Gramercy Capital                                                  1,205
                                                                  ---------------
                                                                            1,917
COMMUNITY CENTERS (9.1%)
 26,600   Cedar Shopping Centers                                              373
 24,000   Developers Diversified Realty                                     1,048
 18,400   Federal Realty Investment Trust                                   1,116
 30,900   Heritage Property Investment Trust                                1,007
 27,000   New Plan Excel Realty Trust                                         621
191,400   Tanger Factory Outlet Centers                                     5,147
                                                                  ---------------
                                                                            9,312

DIVERSIFIED (20.5%)
114,900   Colonial Properties Trust                                         5,022
164,000   Crescent Real Estate Equities                                     3,272
134,000   iStar Financial                                                   4,940
139,900   Spirit Finance                                                    1,570
 78,000   Vornado Realty Trust                                              6,318
                                                                  ---------------
                                                                           21,122

HEALTH CARE (16.2%)
106,300   Health Care Property Investors                                    2,705
 84,700   Health Care REIT                                                  2,985
 57,000   Nationwide Health Properties                                      1,322
314,800   Ventas, Inc.                                                      9,642
                                                                  ---------------
                                                                           16,654
INDUSTRIAL (2.7%)
 42,800   EastGroup Properties                                    $         1,870
 22,100   First Industrial Realty Trust                                       898
                                                                  ---------------
                                                                            2,768

LODGING (0.4%)
 10,000   Hospitality Properties Trust                                        397

OFFICE (34.2%)
 99,700   Arden Realty                                                      4,500
 79,800   Brandywine Realty Trust                                           2,187
128,400   CarrAmerica Realty                                                4,228
116,000   Equity Office Properties Trust                                    3,573
 77,400   Glenborough Realty Trust                                          1,481
 69,800   Highwoods Properties                                              1,969
  3,300   HRPT Properties Trust                                                36
 93,900   Kilroy Realty                                                     5,273
 89,900   Mack-Cali Realty                                                  3,834
 30,400   Maguire Properties                                                  912
 84,800   Prentiss Properties Trust                                         3,346
107,600   Reckson Associates Realty                                         3,777
                                                                  ---------------
                                                                           35,116

OFFICE--INDUSTRIAL (4.9%)
 43,600   Bedford Property Investors                                          979
 25,700   Duke Realty                                                         876
 76,300   Liberty Property Trust                                            3,181
                                                                  ---------------
                                                                            5,036

REGIONAL MALLS (9.8%)
 30,000   CBL & Associates Properties                                       1,121
195,600   Glimcher Realty Trust                                             4,493
 67,400   Mills Corp.                                                       3,606
 21,100   Pennsylvania REIT                                                   812
                                                                  ---------------
                                                                           10,032
SELF STORAGE (1.0%)
 23,100   Sovran Self Storage                                               1,075

TOTAL COMMON STOCKS
(COST $74,875)                                                            120,264
                                                                  ---------------
PREFERRED STOCKS (23.0%)

APARTMENTS (1.9%)
 18,800   Apartment Investment & Management, Ser. Q                           482
 31,800   Apartment Investment & Management, Ser. R                           821
 27,000   Apartment Investment & Management, Ser. T                           680
                                                                  ---------------
                                                                            1,983

COMMERCIAL SERVICES (0.5%)
 20,000   Newcastle Investment, Ser. B                                        525

                                                                  MARKET VALUE +
NUMBER OF SHARES                                                  (000'S OMITTED)
COMMUNITY CENTERS (1.0%)
 10,000   Developers Diversified Realty, Ser. I                   $           254
 13,100   Ramco-Gershenson Properties Trust, Ser. B                           346
 17,000   Saul Centers, Ser. A                                                430
                                                                  ---------------
                                                                            1,030

DIVERSIFIED (1.6%)
  5,800   Colonial Properties Trust, Ser. E                                   144
 45,200   Crescent Real Estate Equities, Ser. A                               958
 19,500   Crescent Real Estate Equities, Ser. B                               502@@
                                                                  ---------------
                                                                            1,604

HEALTH CARE (2.2%)
 56,000   LTC Properties, Ser. E                                            2,289

LODGING (4.7%)
 66,300   Boykin Lodging, Ser. A                                            1,691
 23,300   Eagle Hospitality Properties Trust, Ser. A                          585
 18,000   Equity Inns, Ser. B                                                 463
 20,400   Felcor Lodging Trust, Ser. A                                        487
 14,600   Hersha Hospitality Trust, Ser. A                                    359
 34,000   LaSalle Hotel Properties, Ser. A                                    890
 13,000   LaSalle Hotel Properties, Ser. D                                    312
                                                                  ---------------
                                                                            4,787

OFFICE (0.6%)
 25,000   HRPT Properties Trust, Ser. A                                       631

OFFICE--INDUSTRIAL (3.0%)
 50,000   Bedford Property Investors, Ser. A                                2,445**
 15,000   Digital Realty Trust, Ser. A                                        383
 10,900   Digital Realty Trust, Ser. B                                        262
                                                                  ---------------
                                                                            3,090

REGIONAL MALLS (7.5%)
 32,000   Glimcher Realty Trust, Ser. F                                       818
 13,500   Glimcher Realty Trust, Ser. G                                       336
100,000   Mills Corp., Ser. B                                               2,563
 11,400   Mills Corp., Ser. C                                                 295
 25,000   Mills Corp., Ser. G                                                 631^^
 50,200   Pennsylvania REIT, Ser. A                                         2,882
  7,200   Taubman Centers, Ser. G                                             186
                                                                  ---------------
                                                                            7,711

TOTAL PREFERRED STOCKS
(COST $22,315)                                                             23,650
                                                                  ---------------

SHORT-TERM INVESTMENTS (1.1%)
 701,525  Neuberger Berman Prime Money Fund Trust Class           $           702@
 411,200  Neuberger Berman Securities Lending Quality Fund, LLC               411++
                                                                  ---------------

TOTAL SHORT-TERM INVESTMENTS
(COST $1,113)                                                               1,113#
                                                                  ---------------

TOTAL INVESTMENTS (141.2%)
(COST $98,303)                                                            145,027##
Liabilities, less cash, receivables and other assets [(0.3%)]                (306)
Liquidation Value of Auction Preferred Shares [(40.9%)]                   (42,000)
                                                                  ---------------
TOTAL NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS (100.0%)                                      $       102,721
                                                                  ---------------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Real Estate Income Fund Inc. (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Directors of the Fund (the "Board) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At October 31, 2005, the cost of investments for U.S. Federal income tax purposes was $98,303,000. Gross unrealized appreciation of investments was $47,122,000 and gross unrealized depreciation of investments was $398,000, resulting in net unrealized appreciation of $46,724,000, based on cost for U.S. Federal income tax purposes.

** Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold, normally to qualified institutional buyers under Rule 144A, and have been deemed by the adviser to be liquid. At October 31, 2005, these securities amounted to $2,445,000 or 2.4% of net assets.

@@ All or a portion of this security is segregated as collateral for interest rate swap contracts.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & E of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

^^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

NEUBERGER BERMAN                                                                                 REAL ESTATE
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                         INCOME FUND
ASSETS
     INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & E)--SEE SCHEDULE OF INVESTMENTS:
     Unaffiliated issuers                                                                        $   143,914
     Affiliated issuers                                                                                1,113
------------------------------------------------------------------------------------------------------------
                                                                                                     145,027
     Dividends and interest receivable                                                                   364
     Receivable for insurance reimbursement (Note F)                                                   2,583
     Interest rate swaps, at market value (Note A)                                                       818
     Receivable from investment manager--net (Notes A & B)                                                30
     Prepaid expenses and other assets                                                                     7
------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                         148,829
------------------------------------------------------------------------------------------------------------
LIABILITIES
     Payable for collateral on securities loaned (Note A)                                                411
     Dividends payable--preferred shares                                                                  22
     Dividends payable--common shares                                                                     50
     Payable to administrator (Note B)                                                                    30
     Accrued tender offer and related fees (Note F)                                                    3,508
     Accrued expenses and other payables                                                                  87
------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                      4,108
------------------------------------------------------------------------------------------------------------
AUCTION PREFERRED SHARES SERIES A AT LIQUIDATION VALUE
     2,000 shares authorized; 1,680 shares issued and outstanding
     $.0001 par value; $25,000 liquidation value per share (Note A)                                   42,000
------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                            $   102,721
------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
     Paid-in capital--common shares                                                              $    55,280
     Distributions in excess of net investment income                                                    (75)
     Net unrealized appreciation (depreciation) in value of investments                               47,516
     -------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                            $   102,721
------------------------------------------------------------------------------------------------------------
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE; 999,998,000
SHARES AUTHORIZED)                                                                                     4,157
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                                     $     24.71
------------------------------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE                                                             $       403
------------------------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
     Unaffiliated issuers                                                                        $    97,190
     Affiliated issuers                                                                                1,113
     -------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                        $    98,303
------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                            NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2005

STATEMENT OF OPERATIONS

NEUBERGER BERMAN                                                                                     REAL ESTATE
(000'S OMITTED)                                                                                      INCOME FUND
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                                $     4,470
Income from securities loaned--affiliated issuer (Note E)                                                      5
Income from investments in affiliated issuers (Note E)                                                        26
----------------------------------------------------------------------------------------------------------------
Total income                                                                                               4,501
----------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                                                      848
Administration fee (Note B)                                                                                  353
Tender offer and related fees (Note F)                                                                     5,770
Auction agent fees (Note B)                                                                                  107
Audit fees                                                                                                    49
Basic maintenance expense (Note B)                                                                            25
Custodian fees (Note B)                                                                                       72
Directors' fees and expenses                                                                                  13
Insurance expense                                                                                              6
Legal fees                                                                                                    60
Shareholder reports                                                                                           77
Stock exchange listing fees                                                                                   25
Stock transfer agent fees                                                                                     37
Miscellaneous                                                                                                 20
----------------------------------------------------------------------------------------------------------------
Total expenses                                                                                             7,462
Investment management and administration fees waived (Notes A & B)                                        (1,202)
Expenses reduced by custodian fee expense offset and commission
recapture arrangements (Note B)                                                                               (3)
----------------------------------------------------------------------------------------------------------------
Net expenses prior to reimbursement of insurance proceeds                                                  6,257
----------------------------------------------------------------------------------------------------------------
Reimbursement from insurance proceeds (Note F)                                                            (3,265)
----------------------------------------------------------------------------------------------------------------
Net expenses                                                                                               2,992
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                               1,509
----------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
     Sales of investment securities of unaffiliated issuers                                                7,185
     Interest rate swap contracts                                                                           (190)
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                                                    6,241
     Interest rate swap contracts                                                                            998
     -----------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                            14,234
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
     Net investment income                                                                                (1,242)
     -----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS    $    14,501
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      REAL ESTATE INCOME FUND
                                                                                                     --------------------------
NEUBERGER BERMAN                                                                                            YEAR           YEAR
                                                                                                           ENDED          ENDED
                                                                                                     OCTOBER 31,    OCTOBER 31,
(000'S OMITTED)                                                                                             2005           2004
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
FROM OPERATIONS:
Net investment income (loss)                                                                         $     1,509    $     3,965
Net realized gain (loss) on investments                                                                    6,995          2,601
Change in net unrealized appreciation (depreciation) of investments                                        7,239         19,899
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                                       (317)          (312)
Net realized gain on investments                                                                            (920)          (250)
Tax return of capital                                                                                         (5)            (6)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions to preferred shareholders                                                             (1,242)          (568)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to common shareholders resulting from operations         14,501         25,897
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE A):
Net investment income                                                                                     (1,884)        (3,474)
Net realized gain on investments                                                                          (5,459)        (2,790)
Tax return of capital                                                                                        (32)           (71)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions to common shareholders                                                                (7,375)        (6,335)
-------------------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS (NOTE D):
Net proceeds from issuance of common shares                                                                   --          3,000
Self tender offer                                                                                             --        (11,228)
Preferred shares offering costs                                                                               --            (13)
-------------------------------------------------------------------------------------------------------------------------------
Total net proceeds from capital share transactions                                                            --         (8,241)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                    7,126         11,321
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of year                                                                                         95,595         84,274
-------------------------------------------------------------------------------------------------------------------------------
End of year                                                                                          $   102,721    $    95,595
-------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income at end of year                                      $       (75)   $       (41)
-------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS REAL ESTATE INCOME FUND INC.

     NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1 GENERAL: Neuberger Berman Real Estate Income Fund Inc. (the "Fund") was organized as a Maryland corporation on September 11, 2002 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

     As determined on October 31, 2005, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at year end. These reclassifications had no effect on net income, net assets applicable to common shareholders or net asset value per common share of the Fund.

     The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 was as follows:

                                                             DISTRIBUTIONS PAID FROM:
                               ORDINARY INCOME    LONG-TERM CAPITAL GAIN   TAX RETURN OF CAPITAL             TOTAL
                              2005         2004         2005         2004      2005         2004         2005         2004
                       $ 2,200,849  $ 4,029,483  $ 6,379,404  $ 2,795,848  $ 37,144     $ 77,542  $ 8,617,397  $ 6,902,873

     As of October 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                      UNDISTRIBUTED      UNREALIZED           LOSS
     UNDISTRIBUTED        LONG-TERM    APPRECIATION  CARRYFORWARDS
     ORDINARY INCOME           GAIN  (DEPRECIATION)  AND DEFERRALS         TOTAL
     $            --  $          --  $   47,511,675  $          --  $ 47,511,675

     The difference between book and tax basis distributable earnings is attributable primarily to timing differences of distribution payments and income recognized on interest rate swaps.

5 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2005 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Income distributions and capital gain distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

     The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2005, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2005, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099 received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

     On September 29, 2005, the Fund declared two monthly distributions to common shareholders in the amount of $0.115 per share per month, payable after the close of the reporting period, on November 30, 2005 and December 30, 2005, to shareholders of record on November 14, 2005 and December 15, 2005, respectively, with ex-dates of November 10, 2005 and December 13, 2005, respectively.

6 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7 REDEEMABLE PREFERRED SHARES: On December 12, 2002, the Fund re-classified 1,500 unissued shares of capital stock as Series A Auction Preferred Shares ("Preferred Shares"). On February 7, 2003, the Fund issued 1,260 Preferred Shares. On September 10, 2003, the Fund re-classified an additional 500 unissued shares of capital stock as Preferred Shares. On October 24, 2003, the Fund issued an additional 420 Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

     Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days. Distribution rates are reset every 7 days based on the results of an auction, except during special rate periods. For the year ended October 31, 2005, distribution rates ranged from 1.74% to 3.81%. The Fund declared distributions to preferred shareholders for the period November 1, 2005 to November 30, 2005 of $132,343.

     The Fund may redeem Preferred Shares, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the Preferred Shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at Liquidation Value. The holders of Preferred Shares are entitled to one vote per share and will vote with holders of common shares as a single class, except that the Preferred Shares will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the Preferred Shares, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on Preferred Shares for two consecutive years.

8 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

     Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders. At October 31, 2005, the Fund had outstanding interest rate swap contracts as follows:

                                                              RATE TYPE
                                                      -------------------------
                                                      FIXED-RATE  VARIABLE-RATE       ACCRUED
     SWAP                                               PAYMENTS       PAYMENTS  NET INTEREST      UNREALIZED
     COUNTER             NOTIONAL        TERMINATION     MADE BY    RECEIVED BY    RECEIVABLE    APPRECIATION       TOTAL
     PARTY                 AMOUNT               DATE    THE FUND    THE FUND(1)     (PAYABLE)  (DEPRECIATION)  FAIR VALUE
     Citibank, N.A.  $ 13,000,000  February 12, 2008      3.396%         3.940%  $      3,929  $      373,648  $  377,577
     Citibank, N.A.    13,000,000  February 12, 2010      3.923%         3.940%           123         440,318     440,441
                                                                                 ------------  --------------  ----------
                                                                                 $      4,052  $      813,966  $  818,018

     (1)  30 day LIBOR (London Interbank Offered Rate)

9 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Neuberger Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acted as the Fund's lending agent. Under the Neuberger Agreement, Neuberger guaranteed a certain amount of revenue to the Fund and received any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended October 31, 2005, Neuberger received revenue under the Agreement of $11,839.

     On October 4, 2005, the Fund entered into new securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as agent for the Fund.

     Under the Neuberger Agreement and the new securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

     Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned--affiliated issuers."

11   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT INC.:
     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. Prior to December 2004, the Fund invested in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), as approved by the Board. As of December 2004, the Fund changed its investment from the Cash Fund to the newly created Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. The Cash Fund and Prime Money each seek to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund and Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2005, management fees waived under this Arrangement with respect to the Cash Fund and Prime Money amounted to $183 and $642, respectively. For the year ended October 31, 2005, income earned under this Arrangement with respect to the Cash Fund and Prime Money amounted to $2,826 and $23,562, respectively, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12 CONCENTRATION OF RISK: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

13 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. The Fund has also entered into Indemnification Agreements with its officers and directors to indemnify them against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

     NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH
     AFFILIATES:

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding is not considered a liability.

     Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

                      YEAR ENDED                 % OF AVERAGE
                      OCTOBER 31,            DAILY MANAGED ASSETS
               ---------------------------------------------------------
                       2005-2007                     0.40
                         2008                        0.32
                         2009                        0.24
                         2010                        0.16
                         2011                        0.08

     Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

     The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     In connection with the unsolicited tender offer described in Note F below, Management has voluntarily agreed to waive all fees under the Management and Administration Agreements described above for an indefinite period.

     For the year ended October 31, 2005, such waived fees amounted to $1,201,213.

     Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

     The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended October 31, 2005, the impact of this arrangement was a reduction of expenses of $3,029.

     The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2005, the impact of this arrangement was a reduction of expenses of $411.

     In connection with the settlement of each Preferred Share auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

     In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the Preferred Shares. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

     NOTE C--SECURITIES TRANSACTIONS:

     During the year ended October 31, 2005, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $11,546,590 and $14,420,161, respectively.

     During the year ended October 31, 2005, brokerage commissions on securities transactions amounted to $29,464, of which Neuberger received $0, Lehman received $6,476, and other brokers received $22,988.

     NOTE D--CAPITAL:

     At October 31, 2005, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

                                              COMMON SHARES        COMMON SHARES
                                                OUTSTANDING   OWNED BY NEUBERGER
                                                  4,157,117              146,516

     Transactions in common shares for the years ended October 31, 2005 and October 31, 2004 were as follows:

                                                                       COMMON SHARES ISSUED (REDEEMED) IN CONNECTION WITH:
                                                                                        NET TRANSACTIONS
                                                                                           IN CONNECTION         NET INCREASE
                                                                     REINVESTMENT OF        WITH PRIVATE           (DECREASE)
                                                                       DIVIDENDS AND       PLACEMENT AND            IN COMMON
                                                                       DISTRIBUTIONS   SELF-TENDER OFFER   SHARES OUTSTANDING
                                                                       2005     2004   2005         2004   2005          2004

                                                                         --       --     --     (421,866)    --      (421,866)

     NOTE E--INVESTMENTS IN AFFILIATES*:

                                                                                                             INCOME FROM
                                BALANCE OF                                   BALANCE OF                      INVESTMENTS
                               SHARES HELD           GROSS          GROSS   SHARES HELD         VALUE      IN AFFILIATED
                               OCTOBER 31,       PURCHASES      SALES AND   OCTOBER 31,   OCTOBER 31,   ISSUERS INCLUDED
     NAME OF ISSUER                   2004   AND ADDITIONS     REDUCTIONS          2005          2005    IN TOTAL INCOME
     Neuberger Berman
     Securities Lending
     Quality Fund, LLC**        19,782,800     962,008,300    981,379,900       411,200   $   411,200   $          4,269

     Neuberger Berman
     Institutional Cash Fund
     Trust Class***              3,736,390       8,698,919     12,435,309            --            --              2,826

     Neuberger Berman
     Prime Money Fund
     Trust Class***                     --      14,609,413     13,907,888       701,525       701,525             23,562
                                                                                          -----------   ----------------
     TOTAL                                                                                $ 1,112,725   $         30,657
                                                                                          -----------   ----------------

     *    Affiliated issuers, as defined in the 1940 Act.

     ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

     *** The Cash Fund and Prime Money are also managed by Management and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

     NOTE F--LITIGATION:

     In September 2004, two trusts advised by Stewart R. Horejsi (the "Trusts") commenced an unsolicited tender offer to purchase up to 50% of the Fund's issued and outstanding common shares at a price of $19.89 net per share. In response to this unsolicited tender offer, the Board appointed a Special Committee comprised of independent directors of the Fund to consider the tender offer and the Fund's response. The Special Committee determined that the offer was coercive and, if successful, would be harmful to the Fund's shareholders. Accordingly, the Special Committee recommended, and the Board approved, certain defensive measures, including a self-tender offer, a rights agreement and certain other legal actions.

     On October 1, 2004, the Fund commenced a self-tender offer for up to 20% of its outstanding common shares, at a price of $20.00 net per share, in order to provide liquidity to those common shareholders who were determined to sell their shares so they would not need to tender into the Trusts' hostile tender offer.

     The Board recommended, however, that common shareholders not tender their shares into either the self-tender offer or the Trusts' tender offer. In order to partially fund the Fund's repurchase of shares, on September 23, 2004, the Fund issued 139,535 new common shares to Neuberger in a private placement at the Fund's then current net asset value ("NAV") of $21.50 per share. The aggregate investment of approximately $3,000,000 represented a premium of approximately 12% over the per share market price of the Fund at that date. The Fund's self-tender offer expired at 12:00 midnight on October 29, 2004. Under the terms of the self-tender offer, on November 4, 2004, the Fund accepted 561,401.374 common shares, representing approximately 11.9% of its total outstanding common shares, at an aggregate redemption amount of $11,228,020. Because the Fund repurchased these common shares at below NAV, the self-tender offer had a positive impact on NAV in the amount of $1,493,328.

     On September 23, 2004, the Board also adopted a rights agreement under which all common shareholders of record as of October 7, 2004 received rights to purchase common shares. These rights would have become exercisable 10 days following a public announcement that a person or group of affiliated or associated persons (collectively, an "Acquiring Person") had acquired beneficial ownership above a certain threshold of common shares; the Acquiring Person would not have been able to exercise all its rights. The rights expired on January 21, 2005, in accordance with Section 18(d) of the Investment Company Act of 1940, which provides that any rights or warrants issued by a registered investment company must expire no later than 120 days after issuance. On January 18, 2005, May 13, 2005, September 11, 2005 and December 21, 2005, the Board adopted new rights agreements under which all shareholders of record received rights to purchase shares of common stock. The currently outstanding rights will expire on April 20, 2006.

     In addition to the defensive actions described above, the Fund filed suit in federal district court in Maryland against the Trusts, their trustees (Badlands Trust Company, Larry Dunlap and Susan Ciciora), and Stewart R. Horejsi alleging that the Trusts' tender offer materials were false and misleading and that Stewart R. Horejsi, Larry Dunlap and Susan Ciciora are "control persons" of the Trusts under the federal securities laws, and therefore liable for the any violation of those laws by the Trusts. The Trusts and Badlands Trust Company, as trustee, have filed counterclaims against the Fund alleging that the Fund's defensive measures violate federal securities laws and Maryland state law and seeking unspecified damages for tortious interference with their prospective business. While the court in October 2004 upheld the validity of the rights agreement adopted on September 23, 2004, litigation continues on other aspects of the case. On March 30, 2005, the Trusts and Badlands Trust Company, as trustee, supplemented their counterclaims with a counterclaim that the rights agreement adopted by the Board on January 18, 2005 violated federal securities laws. On May 24, 2005, one of the Trusts dropped out of the tender offer, while the other extended its offer to September 14, 2005 and slightly increased the number of shares it is offering to buy to account for the absence of the other Trust; the offering price remained $19.89 per share. On September 13, 2005, the remaining Trust extended its tender offer to January 3, 2006.

     In late 2004 and early 2005, the Fund filed motions to compel defendants to produce documents and other information that the Fund requested in discovery, but that the defendants refused to produce. These motions were referred to a magistrate judge by the Court. On June 24, 2005, the magistrate judge ruled on the Fund's motions to compel and required defendants to produce documents and other information. In the ruling, the magistrate judge stated that the defendants' actions had delayed the Fund's discovery, unnecessarily slowed and complicated the resolution of the case and caused the Fund to incur unnecessary costs. The magistrate judge also stated an intention, upon application by the Fund, and subject to defendants' right to a hearing, to require defendants and their counsel to pay the reasonable expenses, including attorneys' fees, incurred by the Fund in connection with the filing and litigation of the motions to compel. In accordance with the June 24, 2005 ruling, the Fund filed an application to recover expenses. The defendants have appealed the June 24, 2005 ruling and have opposed the Fund's application to recover expenses.

     In Spring 2005, the Fund filed a motion to strike the defendants' expert reports and the defendants filed a motion to strike portions of one of the Fund's expert reports. Those motions are pending before the Court. In November 2005, the Fund filed a motion for summary judgment with the Court seeking to have all the remaining counterclaims in this litigation adjudicated. In December 2005, defendants opposed the Fund's motion for summary judgment and filed their own motion for summary judgment.

     In October 2004, the Fund and its Directors were named in a lawsuit filed by Full Value Partners, L.P. ("Full Value") that repeated certain factual allegations made by the Trusts and Badlands Trust Company, as trustee, and alleged that a) certain of the Fund's defensive measures violated the federal securities laws and the Board's adoption of these measures violated the Board's fiduciary duties and b) the Board's failure to take other defensive actions also violated its fiduciary duties. The Court dismissed Full Value's claims and gave Full Value until May 6, 2005 to amend its complaint. On May 6, 2005, Full Value amended its complaint, adding a claim that the rights agreement adopted on January 18, 2005 violated the federal securities laws.

     The Fund and the Board believe that the defensive actions taken were lawful and proper, and they are defending the respective cases vigorously. Several of the issues in each case are matters of first impression. Accordingly, it is unclear how the Court may rule.

     For the year ended October 31, 2005, the tender offer and related fees recorded in the Statement of Operations were $5,770,285. In an effort to offset these costs, Management has agreed voluntarily to waive all fees under the Management and Administration Agreements described in Note B for an indefinite period; Management may terminate this voluntary waiver at any time without prior notice. In addition, in April 2005, the Fund's directors agreed to forego their directors' fees for an indefinite period. Neither is subject to recoupment. The Fund also has filed a claim under its insurance policy for reimbursement of certain litigation expenses. With respect to expenses submitted during this fiscal period, as of November 30, 2005, the Fund has received $3,118,351 in insurance proceeds. Although there is no assurance as to whether or to what extent the insurance carrier will continue to pay on this claim, the Fund is hopeful that insurance proceeds may continue to offset a portion of its defensive litigation expenses. In addition, as mentioned above, the Fund has filed an application to recover some of the costs associated with its motions to compel. There is no assurance that the Fund will receive any specific amount under the application.

FINANCIAL HIGHLIGHTS REAL ESTATE INCOME FUND INC.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                                                  PERIOD FROM
                                                                                                           NOVEMBER 29, 2002^
                                                                             YEAR ENDED OCTOBER 31,            TO OCTOBER 31,
                                                                           ---------------------------     ------------------
                                                                                  2005            2004                   2003
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                          $     23.00     $     18.40     $            14.33
                                                                           -----------     -----------     ------------------
INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)^^                                                     .36             .87@@                  .87
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                  3.42            4.90@@                 4.60

COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
  NET INVESTMENT INCOME^^                                                         (.08)           (.07)                  (.05)
  NET CAPITAL GAINS^^                                                             (.22)           (.05)                  (.00)
  TAX RETURN OF CAPITAL^^                                                         (.00)           (.00)                  (.01)
                                                                           -----------     -----------     ------------------
TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                                     (.30)           (.12)                  (.06)
                                                                           -----------     -----------     ------------------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS                3.48            5.65                   5.41
                                                                           -----------     -----------     ------------------
LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
  NET INVESTMENT INCOME                                                           (.45)           (.76)                  (.84)
  NET CAPITAL GAINS                                                              (1.31)           (.61)                  (.15)
  TAX RETURN OF CAPITAL                                                           (.01)           (.01)                  (.16)
                                                                           -----------     -----------     ------------------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                                       (1.77)          (1.38)                 (1.15)
                                                                           -----------     -----------     ------------------
LESS CAPITAL CHARGES:
ISSUANCE OF COMMON SHARES                                                           --            (.00)                  (.03)
ISSUANCE OF PREFERRED SHARES                                                        --            (.00)                  (.16)
                                                                           -----------     -----------     ------------------
TOTAL CAPITAL CHARGES                                                               --            (.00)                  (.19)
                                                                           -----------     -----------     ------------------
ANTI-DILUTIVE EFFECT OF ACQUIRING TREASURY SHARES                                   --             .33                     --
                                                                           -----------     -----------     ------------------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                                $     24.71     $     23.00     $            18.40
                                                                           -----------     -----------     ------------------
COMMON SHARE MARKET VALUE, END OF PERIOD                                   $     21.36     $     20.01     $            17.29
                                                                           -----------     -----------     ------------------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                                     +18.68%         +34.44%                +38.13%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                                        +16.17%         +24.54%                +23.96%**
RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF PERIOD
  (IN MILLIONS)                                                            $     102.7     $      95.6     $             84.3
PREFERRED STOCK, AT LIQUIDATION VALUE ($25,000 PER SHARE
  LIQUIDATION PREFERENCE) (IN MILLIONS)                                    $      42.0     $      42.0     $             42.0
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
  COMMON SHAREHOLDERS#                                                            3.02%           1.85%@@                1.82%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
  COMMON SHAREHOLDERS##                                                           3.01%           1.85%@@                1.82%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED
  SHARE DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO
  COMMON SHAREHOLDERS                                                             1.52%           4.23%@@                6.00%*
RATIO OF PREFERRED SHARE DIVIDENDS TO AVERAGE NET ASSETS
  APPLICABLE TO COMMON SHAREHOLDERS                                               1.25%            .61%                   .44%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED
  SHARE DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO
  COMMON SHAREHOLDERS                                                              .27%           3.62%@@                5.56%*
PORTFOLIO TURNOVER RATE                                                              8%              5%                    14%**
ASSET COVERAGE PER PREFERRED SHARE, END OF PERIOD@                         $    86,156     $    81,907     $           75,165

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS REAL ESTATE INCOME FUND INC.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Total return would have been lower if Management had not waived a portion of the investment management and administration fees. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## After waiver of a portion of the investment management and administration fees. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

                                                  YEAR ENDED OCTOBER 31,
                                              2005         2004     2003(1)
                                              4.22%       2.50%        2.36%

(1)  Period from November 29, 2002 to October 31, 2003.

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid dividends on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

++ Expense ratios do not include the effect of distributions to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares.

@@ Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, for the year ended October 31, 2004, the per share amounts and ratios shown decreased or increased as follows:

                                                                                                   YEAR ENDED
                                                                                                  OCTOBER 31,
                                                                                                         2004
Net Investment Income                                                                                 $   .14
Net Gains or Losses in Securities (both realized and unrealized)                                      $  (.14)
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders                          (.67%)
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders                            (.67%)
Ratio of Net Investment Income (Loss) Excluding Preferred Share Dividends to Average
  Net Assets Applicable to Common Shareholders                                                            .67%
Ratio of Net Investment Income (Loss) Including Preferred Share Dividends to Average
  Net Assets Applicable to Common Shareholders                                                            .67%

^^ Calculated based on the average number of shares outstanding during each fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Neuberger Berman Real Estate Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Real Estate Income Fund Inc., (the "Fund"), including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Real Estate Income Fund Inc. at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                             /s/ Ernst & Young LLP

Boston, Massachusetts
December 9, 2005

DIVIDEND REINVESTMENT PLAN

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Dividend Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the dividend payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Agent will cause a certificate or certificates for the number of Shares held for each Participant under the Plan to be delivered to the Participant (or if the Shares are not then in certificated form, will cause the Shares to be transferred to the Participant) without charge.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

DIRECTORY

INVESTMENT MANAGER AND ADMINISTRATOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT
The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

DIRECTORS AND OFFICERS

The following tables set forth information concerning the directors and officers of the Funds. All persons named as directors and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information for each Fund includes additional information about Fund directors and is available upon request, without charge, by calling (877) 461-1899.

THE BOARD OF DIRECTORS

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
  NAME, AGE, ADDRESS (1)     LENGTH OF                                     OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
AND POSITION (2) WITH FUND  TIME SERVED     PRINCIPAL OCCUPATION(S) (4)    DIRECTOR (5)           FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS I

INDEPENDENT FUND DIRECTORS

Faith Colish (70)           Since the     Counsel, Carter Ledyard &            45        Director, American Bar Retirement
Director                    inception of  Milburn LLP (law firm) since                   Association (ABRA) since 1997
                            the Fund (3)  October 2002; formerly,                        (not-for-profit membership association).
                                          Attorney-at-Law and President,
                                          Faith Colish, A Professional
                                          Corporation, 1980 to 2002.

C. Anne Harvey (68)         Since the     Consultant, C.A. Harvey              45        President, Board of Associates to The
Director                    inception of  Associates since June 2001;                    National Rehabilitation Hospital's Board of
                            the Fund (3)  formerly, Director, AARP, 1978                 Directors since 2002; formerly, Member,
                                          to December 2001.                              Individual Investors Advisory Committee to
                                                                                         the New York Stock Exchange Board of
                                                                                         Directors, 1998 to June 2002;
                                                                                         formerly, Member, American Savings
                                                                                         Education Council's Policy Board (ASEC),
                                                                                         1998 to 2000; formerly, Member, Executive
                                                                                         Committee, Crime Prevention Coalition of
                                                                                         America, 1997 to 2000.

Cornelius T. Ryan (74)      Since the     Founding General Partner,            45        Director, Capital Cash Management Trust
Director                    inception of  Oxford Partners and Oxford                     (money market fund), Naragansett Insured
                            the Fund (3)  Bioscience Partners (venture                   Tax-Free Income Fund, Rocky Mountain Equity
                                          capital partnerships) and                      Fund, Prime Cash Fund, several private
                                          President, Oxford Venture                      companies and QuadraMed Corporation
                                          Corporation.                                   (NASDAQ).

Peter P. Trapp (61)         Since the     Regional Manager for Atlanta         45        None.
Director                    inception of  Region, Ford Motor Credit
                            the Fund (3)  Company since August 1997;
                                          formerly, President, Ford Life
                                          Insurance Company, April 1995
                                          to August 1997.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
  NAME, AGE, ADDRESS (1)     LENGTH OF                                     OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
AND POSITION (2) WITH FUND  TIME SERVED     PRINCIPAL OCCUPATION(S) (4)    DIRECTOR (5)           FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DIRECTOR WHO IS AN "INTERESTED PERSON"

Peter E. Sundman* (46)      Since the     Executive Vice President,            45        Director and Vice President, Neuberger &
Chief Executive Officer,    inception of  Neuberger Berman Inc. (holding                 Berman Agency, Inc. since 2000; formerly,
Director and Chairman       the Fund (3)  company) since 1999; Head of                   Director, Neuberger Berman Inc. (holding
of the Board                              Neuberger Berman Inc.'s Mutual                 company) from October 1999 to March 2003;
                                          Funds Business (since 1999)                    Trustee, Frost Valley YMCA.
                                          and Institutional Business
                                          (from 1999 to October 2005);
                                          responsible for Managed
                                          Accounts Business and
                                          intermediary distribution
                                          since October 2005; President
                                          and Director, Management since
                                          1999; Executive Vice
                                          President, Neuberger since
                                          1999; formerly, Principal,
                                          Neuberger from 1997 to 1999;
                                          formerly, Senior Vice
                                          President, Management from
                                          1996 to 1999.

                                                            CLASS II

INDEPENDENT FUND DIRECTORS

John Cannon (75)            Since the     Consultant. Formerly,                45        Independent Trustee or Director of three
Director                    inception of  Chairman, CDC Investment                       series of Oppenheimer Funds: Limited Term
                            the Fund (3)  Advisers (registered                           New York Municipal Fund, Rochester Fund
                                          investment adviser), 1993 to                   Municipals, and Oppenheimer Convertible
                                          January 1999; formerly,                        Securities Fund, since 1992.
                                          President and Chief Executive
                                          Officer, AMA Investment
                                          Advisors, an affiliate of the
                                          American Medical Association.

Barry Hirsch (72)           Since the     Attorney-at-Law. Formerly,           45        None.
Director                    inception of  Senior Counsel, Loews
                            the Fund (3)  Corporation (diversified
                                          financial corporation) May
                                          2002 to April 2003; formerly,
                                          Senior Vice President,
                                          Secretary and General Counsel,
                                          Loews Corporation.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
  NAME, AGE, ADDRESS (1)     LENGTH OF                                     OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
AND POSITION (2) WITH FUND  TIME SERVED     PRINCIPAL OCCUPATION(S) (4)    DIRECTOR (5)           FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (55)            Since the     General Partner, Seip                45        Director, H&R Block, Inc. (financial
Director                    inception of  Investments LP (a private                      services company) since May 2001; Director,
                            the Fund (3)  investment partnership);                       Forward Management, Inc. (asset management)
                                          formerly, President and CEO,                   since 2001; formerly, Director, General
                                          Westaff, Inc. (temporary                       Magic (voice recognition software) 2001 to
                                          staffing), May 2001 to January                 2002; formerly, Director, E-Finance
                                          2002; Senior Executive at the                  Corporation (credit decisioning services)
                                          Charles Schwab Corporation                     1999 to 2003; formerly, Director, Save-
                                          from 1983 to 1999, including                   Daily.com (micro investing services) 1999
                                          Chief Executive Officer,                       to 2003; Director, Offroad Capital Inc.
                                          Charles Schwab Investment                      (pre-public internet commerce company).
                                          Management, Inc. and Trustee,
                                          Schwab Family of Funds and
                                          Schwab Investments from 1997
                                          to 1998; and Executive Vice
                                          President-Retail Brokerage,
                                          Charles Schwab Investment
                                          Management from 1994 to 1997.

DIRECTOR WHO IS AN "INTERESTED PERSON"

Jack L. Rivkin* (65)        Since         Executive Vice President and         45        Director, Dale Carnegie and Associates,
President and Director      2002 (3)      Chief Investment Officer,                      Inc. (private company) since 1998;
                                          Neuberger Berman Inc. (holding                 Director, Emagin Corp. (public company)
                                          company) since 2002 and 2003,                  since 1997; Director, Solbright, Inc.
                                          respectively; Executive Vice                   (private company) since 1998; Director,
                                          President and Chief Investment                 Infogate, Inc. (private company) since
                                          Officer, Neuberger since                       1997; Director, Broadway Television Network
                                          December 2002 and 2003,                        (private company) since 2000.
                                          respectively; Director and
                                          Chairman, Management since
                                          December 2002; formerly,
                                          Executive Vice President,
                                          Citigroup Investments, Inc.
                                          from September 1995 to
                                          February 2002; formerly,
                                          Executive Vice President,
                                          Citigroup Inc. from September
                                          1995 to February 2002.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
  NAME, AGE, ADDRESS (1)     LENGTH OF                                     OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
AND POSITION (2) WITH FUND  TIME SERVED     PRINCIPAL OCCUPATION(S) (4)    DIRECTOR (5)           FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS III

INDEPENDENT FUND DIRECTORS

Robert A. Kavesh (78)       Since the     Marcus Nadler Professor              45        Director, The Caring Community
Director                    inception of  Emeritus of Finance and                        (not-for-profit); formerly, Director, DEL
                            the Fund (3)  Economics, New York University                 Laboratories, Inc. (cosmetics and
                                          Stern School of Business;                      pharmaceuticals), 1978 to 2004; formerly,
                                          formerly, Executive                            Director, Apple Bank for Savings, 1979 to
                                          Secretary-Treasurer, American                  1990; formerly, Director, Western Pacific
                                          Finance Association, 1961 to                   Industries, Inc., 1972 to 1986 (public
                                          1979.                                          company).

Howard A. Mileaf (68)       Since the     Retired. Formerly, Vice              45        Director, WHX Corporation (holding company)
Director                    inception of  President and Special Counsel,                 since August 2002; Director, Webfinancial
                            the Fund (3)  WHX Corporation (holding                       Corporation (holding company) since
                                          company) 1993 to 2001.                         December 2002; Director, State Theatre of
                                                                                         New Jersey (not-for-profit theater) since
                                                                                         2000; formerly, Director, Kevlin
                                                                                         Corporation (manufacturer of microwave and
                                                                                         other products).

Edward I. O'Brien (77)      Since the     Formerly, Member, Investment         45        Director, Legg Mason, Inc. (financial
Director                    inception of  Policy Committee, Edward                       services holding company) since 1993;
                            the Fund (3)  Jones, 1993 to 2001;                           formerly, Director, Boston Financial Group
                                          President, Securities Industry                 (real estate and tax shelters) 1993 to
                                          Association ("SIA")                            1999.
                                          (securities industry's
                                          representative in government
                                          relations and regulatory
                                          matters at the federal and
                                          state levels) 1974 to 1992;
                                          Adviser to SIA, November 1992
                                          to November 1993.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                          FUND COMPLEX
  NAME, AGE, ADDRESS (1)     LENGTH OF                                     OVERSEEN BY        OTHER DIRECTORSHIPS HELD OUTSIDE
AND POSITION (2) WITH FUND  TIME SERVED     PRINCIPAL OCCUPATION(S) (4)    DIRECTOR (5)           FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
William E. Rulon (73)       Since the     Retired. Formerly, Senior Vice       45        Director, Pro-Kids Golf and Learning
Director                    inception of  President, Foodmaker, Inc.                     Academy (teach golf and computer usage to
                            the Fund (3)  (operator and franchiser of                    "at risk" children) since 1998; formerly,
                                          restaurants) until January                     Director, Prandium, Inc. (restaurants) from
                                          1997.                                          March 2001 to July 2002.

Candace L. Straight (58)    Since the     Private investor and                 45        Director, The Proformance Insurance Company
Director                    inception of  consultant specializing in the                 (personal lines property and casualty
                            the Fund (3)  insurance industry; formerly,                  insurance company) since March 2004;
                                          Advisory Director, Securitas                   Director, Providence Washington (property
                                          Capital LLC (a global private                  and casualty insurance company) since
                                          equity investment firm                         December 1998; Director, Summit Global
                                          dedicated to making                            Partners (insurance brokerage firm) since
                                          investments in the insurance                   October 2000.
                                          sector) 1998 to December 2002.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class
     III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2006, 2007, and 2008, respectively, and at each third annual meeting of stockholders thereafter.

(3) The Director has served since the Fund's inception except for Mr. Rivkin who has served as a Director since December 2002 for the Funds with an inception date of 2002. The inception date of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc. is 2002. The inception date of Neuberger Berman Realty Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Income Opportunity Fund Inc. is 2003. The inception date of Neuberger Berman Dividend Advantage Fund Inc. is 2004.

(4) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(5) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

----------
* Indicates a Director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE FUND

                                                 POSITION AND
      NAME, AGE, AND ADDRESS (1)             LENGTH OF TIME SERVED                          PRINCIPAL OCCUPATION(S) (2)
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Bradler (35)                      Assistant Treasurer since 2005        Employee, Management since 1997; Assistant
                                                                                   Treasurer, fifteen registered investment
                                                                                   companies for which Management acts as
                                                                                   investment manager and administrator since 2005.

Claudia A. Brandon (49)                      Secretary since the Fund's            Vice President -- Mutual Fund Board Relations,
                                             inception (3)                         Management since 2000 and Assistant Secretary
                                                                                   since 2004; Vice President, Neuberger since 2002
                                                                                   and employee since 1999; Assistant Secretary,
                                                                                   Management since 2004; formerly, Vice President,
                                                                                   Management from 1986 to 1999; Secretary, fifteen
                                                                                   registered investment companies for which
                                                                                   Management acts as investment manager and
                                                                                   administrator (three since 2000, four since
                                                                                   2002, three since 2003, four since 2004 and one
                                                                                   since 2005).

Robert Conti (49)                            Vice President since the Fund's       Senior Vice President, Neuberger since 2003;
                                             inception (3)                         formerly, Vice President, Neuberger from 1999 to
                                                                                   2003; Senior Vice President, Management since
                                                                                   2000; formerly, Controller, Management until
                                                                                   1996; formerly, Treasurer, Management from 1996
                                                                                   to 1999; Vice President, fifteen registered
                                                                                   investment companies for which Management acts
                                                                                   as investment manager and administrator (three
                                                                                   since 2000, four since 2002, three since 2003,
                                                                                   four since 2004 and one since 2005).

Brian J. Gaffney (52)                        Vice President since the Fund's       Managing Director, Neuberger since 1999; Senior
                                             inception (3)                         Vice President, Management since 2000; formerly,
                                                                                   Vice President, Management from 1997 to 1999;
                                                                                   Vice President, fifteen registered investment
                                                                                   companies for which Management acts as
                                                                                   investment manager and administrator (three
                                                                                   since 2000, four since 2002, three since 2003,
                                                                                   four since 2004 and one since 2005).

                                                 POSITION AND
      NAME, AGE, AND ADDRESS (1)             LENGTH OF TIME SERVED                          PRINCIPAL OCCUPATION(S) (2)
------------------------------------------------------------------------------------------------------------------------------------
Sheila R. James (40)                         Assistant Secretary since the         Employee, Neuberger since 1999; formerly,
                                             Fund's inception (3)                  Employee, Management from 1991 to 1999;
                                                                                   Assistant Secretary, fifteen registered
                                                                                   investment companies for which Management acts
                                                                                   as investment manager and administrator (seven
                                                                                   since 2002, three since 2003, four since 2004
                                                                                   and one since 2005).

Kevin Lyons (50)                             Assistant Secretary since 2003 (4)    Employee, Neuberger since 1999; formerly,
                                                                                   Employee, Management from 1993 to 1999;
                                                                                   Assistant Secretary, fifteen registered
                                                                                   investment companies for which Management acts
                                                                                   as investment manager and administrator (ten
                                                                                   since 2003, four since 2004 and one since 2005).

John M. McGovern (35)                        Treasurer and Principal Financial     Vice President, Neuberger since January 2004;
                                             and Accounting Officer since 2005;    Employee, Management since 1993; Treasurer and
                                             prior thereto, Assistant Treasurer    Principal Financial and Accounting Officer,
                                             since the Fund's inception (3)        fifteen registered investment companies for
                                                                                   which Management acts as investment manager and
                                                                                   administrator (fifteen since 2005); formerly,
                                                                                   Assistant Treasurer, fifteen registered
                                                                                   investment companies for which Management acts
                                                                                   as investment manager and administrator from
                                                                                   2002 to 2005.

Frank Rosato (34)                            Assistant Treasurer since 2005        Employee, Management since 1995; Assistant
                                                                                   Treasurer, fifteen registered investment
                                                                                   companies for which Management acts as
                                                                                   investment manager and administrator since 2005.

Frederic B. Soule (59)                       Vice President since the Fund's       Senior Vice President, Neuberger since 2003;
                                             inception (3)                         formerly, Vice President, Neuberger from 1999 to
                                                                                   2003; formerly, Vice President, Management from
                                                                                   1995 to 1999; Vice President, fifteen registered
                                                                                   investment companies for which Management acts
                                                                                   as investment manager and administrator (three
                                                                                   since 2000, four since 2002, three since 2003,
                                                                                   four since 2004 and one since 2005).

                                                 POSITION AND
      NAME, AGE, AND ADDRESS (1)             LENGTH OF TIME SERVED                          PRINCIPAL OCCUPATION(S) (2)
------------------------------------------------------------------------------------------------------------------------------------
Chamaine Williams (34)                       Chief Compliance Officer since 2005   Vice President, Lehman Brothers Inc. since 2003;
                                                                                   Chief Compliance Officer, fifteen registered
                                                                                   investment companies for which Management acts
                                                                                   as investment manager and administrator (fifteen
                                                                                   since 2005); Chief Compliance Officer, Lehman
                                                                                   Brothers Asset Management Inc. since 2003; Chief
                                                                                   Compliance Officer, Lehman Brothers Alternative
                                                                                   Investment Management LLC since 2003; formerly,
                                                                                   Vice President, UBS Global Asset Management (US)
                                                                                   Inc. (formerly, Mitchell Hutchins Asset
                                                                                   Management, a wholly-owned subsidiary of
                                                                                   PaineWebber Inc.) from 1997-2003.

----------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(3) The officer has served since the Fund's inception. The inception date of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc. is 2002. The inception date of Neuberger Berman Realty Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Income Opportunity Fund Inc. is 2003. The inception date of the Neuberger Berman Dividend Advantage Fund Inc. is 2004.

(4) For Neuberger Berman Dividend Advantage Fund Inc., the officer has served since the Fund's inception in March 2004.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Fund's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

CHANGE TO INVESTMENT POLICY

On August 17, 2005, the Board approved a change to the Fund's investment policy stating that securities lending and the investment of collateral in the Neuberger Berman Securities Lending Quality Fund are permitted exceptions to the policies of the Fund requiring that it invest specific percentages of its assets in accordance with its principal investment program.

CERTIFICATION

The Chief Executive Officer of the Fund certified to the New York Stock Exchange on April 6, 2005 that he was not aware of any violations by the Fund of the NYSE Corporate Governance Listing Standards. In addition, the Chief Executive Officer and the Chief Financial Officer on September 28, 2005 signed the certifications to the SEC required by Rule 30a-2 under the Investment Company Act of 1940 regarding the quality of the Fund's public disclosure.

NOTICE TO SHAREHOLDERS (UNAUDITED)

The Fund hereby designates $6,379,404, as a capital gain distribution.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Directors ("Board") of Neuberger Berman Real Estate Income Fund Inc. ("Fund"), including the Directors who are not "interested persons" of the Fund ("Independent Fund Directors"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio manager. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio manager. The Board noted the difficulty of constructing an appropriate peer group. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board considered the range and average of the management fees and expense ratios of the peer group. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees. The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual waiver of a portion of the management fee undertaken by Management and the voluntary waiver of the management and administration fee undertaken by Management. The Board noted that Management incurred a loss on the Fund on an after-tax basis.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to a comparable sub-advised fund and comparable separate accounts to the fees charged to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged between the Fund and the comparable sub-advised fund and comparable separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund was a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Management in managing the Fund's assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss since the Fund's inception. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
INTERNAL SALES & SHAREHOLDER SERVICES
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

[RECYCLED SYMBOL] D0500 12/05

ITEM 2. CODE OF ETHICS

The Board of Neuberger Berman Real Estate Income Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). A copy of the Code of Ethics is filed as Exhibit 12(a)(1) to this Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are independent directors as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees
    ----------

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $46,250 and $31,250 for the fiscal years ended 2004 and 2005, respectively.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in Audit Fees were $5,000 and $6,000 for the fiscal years ended 2004 and 2005, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2004 and 2005, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $8,700 and $8,700 for the fiscal years ended 2004 and 2005, respectively. The nature of the

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services provided were tax compliance,  tax advice, and tax planning.  The Audit
Committee approved 0% and 0% of there services provided by E&Y for the fiscal years ended 2004 and 2005, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
    ---------------------------------

Not applicable.

(g) Non-Audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant were $13,700 and $14,700 for the fiscal years ended 2004 and 2005, respectively.

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Non-audit  fees  billed  by  E&Y  for  services  rendered  to  the  Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $256,050 and $160,650 for the fiscal years ended 2004 and 2005, respectively.

(h) The Audit Committee of the Board of Directors considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Board has established an Audit Committee to oversee particular aspects of the Registrant's management. The Audit Committee's purposes are (a) to oversee the Funds' accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds' independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent registered public accounting firms; (e) to act as a liaison between the Funds' independent registered public accounting firms and the full Board;
and (f) to prepare an audit committee report as required by Item 306 of Regulations S-K to be included in proxy statements relating to the election of directors. Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board has delegated to Neuberger Berman, LLC ("Neuberger Berman") the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients

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for whom Neuberger  Berman has voting  authority,  including the Fund. The Proxy
Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

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ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)  A copy of the Code of Ethics is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(a)(3)  Not applicable to the Registrant.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Income Fund Inc.


By: /s/ Peter E. Sundaman
    ---------------------
      Peter E. Sundman
      Chief Executive Officer

Date:  January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By: /s/ Peter E. Sundman
    --------------------
      Peter E. Sundman
      Chief Executive Officer

Date:  January 9, 2006



By: /s/ John M. McGovern
    --------------------
      John M. McGovern
      Treasurer and Principal Financial
      and Accounting Officer

Date:  January 9, 2006